Exhibit 99.6

Phase 1 study of DCC-3014, an oral inhibitor of CSF1R, to assess the safety, tolerability, pharmacokinetics, and pharmacodynamics in patients with advanced solid tumors, including diffuse-type tenosynovial giant cell tumor Matthew H Taylor,1 Stephen Leong,2 Gege Tan,3 Cynthia B Leary,3 Xiaoyan Li,3 Keisuke Kuida, 3 Rodrigo Ruiz-Soto,3 Todd Bauer 4 1Oregon Heath & Science University, Portland, OR; 2University of Colorado, Denver, CO; 3Deciphera Pharmaceuticals, LLC, Waltham, MA; 4Sarah Cannon Research Institute and Tennessee Oncology, PLLC, Nashville, TN Abstract: C087 INTRODUCTION Colony stimulating factor 1 receptor (CSF1R) is a receptor tyrosine kinase that is implicated in the recruitment and survival of tumor-associated macrophages (TAMs) through a paracrine interaction with tumor cells in the tumor microenvironment (Figure 1)1-3 CSF1R has 2 known ligands; CSF1 (also known as macrophage-CSF) and interleukin 34 (IL-34)4 CSF1/CSF1R expression in tumors may also contribute to tumor invasiveness through autocrine signaling pathways (Figure 1)3 Figure 1. Role of CSF1R receptor in the tumor invasiveness and growth Tumor-permissive TAMs (CSF1R-dependent) CSF1R Paracrine Loop CSF1 Autocrine Loop CSF1 Tumor Cells T-cell mediated antitumor immune response Angiogenesis Invasiveness CSF1, colony stimulating factor 1; CSF1R, CSF1 receptor; TAMs, tumor-associated macrophages. DCC-3014 is an orally administered, potent, and selective inhibitor of CSF1R that was engineered to bind into the CSF1R switch pocket and inhibit kinase activity5 DCC-3014 potently inhibits CSF1R signaling in cellular assays, as well as functionally blocks macrophage-mediated tumor cell migration, osteoclast differentiation, and proliferation of a CSF1R-dependent cell line DCC-3014 is designed for the inhibition of macrophages that contribute to or are the source of tumor development and dissemination DCC-3014 has >100-fold selectivity for CSF1R relative to closely-related kinases including FLT3, KIT, and PDGFR / and >1,000-fold selectivity vs other kinases5 Tenosynovial giant cell tumor (TGCT) is a rare disease arising from the joint synovia, bursa, and tendon sheath caused by translocation in CSF1 gene resulting in overexpression of CSF1 and recruitment of CSF1R-positive inflammatory cells into the lesion An ongoing phase 1 study (NCT03069469) was initiated to evaluate the safety, preliminary antitumor activity, pharmacokinetics (PK) and pharmacodynamics (PD) of DCC-3014 in advanced solid tumors, including diffuse-type TGCT Here, we report the results from the dose escalation phase of this trial in patients with malignant solid tumors METHODS This is a phase 1 multicenter, open-label, single arm study of DCC-3014 in advanced solid tumors The study consists of 2 parts Part 1 (dose escalation) is designed to determine the recommended phase 2 dose (RP2D) and the maximum tolerated dose (MTD) using a 3+3 dose escalation design with a minimum of 3 patients enrolled at each dose level cohort; starting at a dose of 10 mg once daily (Tables 1–3) Loading doses used from Cohort 2 based on PK profiles observed in Cohort 1 Part 2 (dose expansion) will evaluate the safety, tolerability, preliminary antitumor activity, PK, and PD in 2 expansion cohorts; advanced solid tumors and diffuse-type TGCT Table 1. Dose cohorts in Part 1 (3+3 dose escalation) Loading Doses Dose Cohort 1 None 10 mg QD Cohort 2 10 mg QD x 5 days 10 mg twice a week Cohort 3 20 mg QD x 5 days 20 mg once a week Cohort 4 20 mg QD x 5 days 20 mg twice a week Cohort 5 30 mg QD x 5 days 30 mg twice a week Cohort 6 40 mg QD x 5 days 40 mg twice a week Cohort 7 50 mg QD x 3 days 20 mg QD QD, once daily. Table 2. Key inclusion and exclusion criteria for Part 1 Inclusion criteria 18 years old Solid tumorsa that have progressed after treatment with all available therapies known to confer clinical benefit Tumors with known contribution of macrophages or phagocytes Symptomatic diffuse-type TGCT patients for which surgical resection is not an option Exclusion criteria Prior anticancer therapy or other investigational therapy 14 days or <28 days if half-life longer than 3 days Unresolved toxicity according to NCI-CTCAE, >grade 1 or baseline, from previous anticancer therapy, excluding alopecia Known active CNS metastases NYHA class III or IV heart disease, active ischemia, or any other uncontrolled cardiac condition History or presence of clinically relevant cardiovascular abnormalities Major surgery within 2 weeks of first dose Including, but not limited to, metastatic breast or prostate cancer with bone disease, gastric cancer, ovarian cancer, or NSCLC that frequently have malignant CNS, associated central ascites nervous or effusion. system; NCI-CTCAE, National Cancer Institute common terminology criteria for adverse events; NYHA, New York Heart Association; TGCT, tenosynovial giant cell tumor; TKI, tyrosine kinase inhibitor. Table 3. Study endpoints Primary endpoints Safety and tolerability (including occurrence of DLTs and incidence of TEAEsa) RP2D/MTD Pharmacokinetics (including T , C , C , AUC, t ) max max trough 1/2 Relevant exploratory endpoints Pharmacodynamics Levels of CSF1/IL-34 in plasma Levels of circulating CD16+ monocytes in blood by flow cytometry Macrophage content and/or polarization in tumor Tumor response assessment by RECIST version 1.1 aAdverse events graded by NCI-CTCAE, Version 4.03. AUC, area under the curve; C , maximum concentration; CSF1, colony stimulating factor; C , trough concentration; DLT, dose limiting toxicities; IL-34, interleukin 34; MTD, maximum tolerated dose; max NCI-CTCAE, National Cancer Institute common terminology trough criteria for adverse events; RP2D, recommended phase 2 dose; RECIST, response evaluation criteria in solid tumors; TEAE, treatment emergent adverse events; t , half-life; T , time of C . 1/2 max max RESULTS Patient demographics and disposition As of September 10, 2019, 36 patients with advanced solid tumors (not including diffuse-type TGCT patients) were enrolled and treated, of which 97.2% patients discontinued study treatment (Table 4); mainly due to disease progression (60.0%), withdrawal of patient from treatment (17.1%), or adverse events (11.4%) Table 4. Patient disposition Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Cohort 7 Total (n = 7) (n = 3) (n = 4) (n = 4) (n = 6) (n = 5) (n = 7) (n = 36) On treatment 0 0 0 0 0 0 1 (14.3) 1 (2.8) Discontinued from treatment 7 (100) 3 (100) 4 (100) 4 (100) 6 (100) 5 (100) 6 (85.7) 35 (97.2) Adverse event 1 (14.3) 0 0 1 (25.0) 2 (33.3) 0 0 4 (11.4)a Physician decision 0 0 0 0 1 (16.7) 0 0 1 (2.9) Progressive disease 3 (42.9) 3 (100.0) 3 (75.0) 3 (75.0) 3 (50.0) 3 (60.0) 3 (50.0) 21 (60.0) Withdrawal by patient 2 (28.6) 0 0 0 0 1 (20.0) 3 (50.0) 6 (17.1) Other 1 (14.3) 0 1 (25.0) 0 0 1 (20.0) 0 3 (8.6)b All value n (%). aLipase increased (grade 4), fatigue (grade 3), intestinal obstruction (grade 3), hemorrhage intracranial (grade 4). bOther: clinical progression/decline, hospice (2). The most frequent diagnoses (10%) were colorectal cancer, pancreatic cancer; and ovarian cancer and most patients were heavily pretreated (median of 4 lines of prior treatments) (Tables 5 and 6) Table 5. Baseline demographics and clinical characteristics Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Cohort 7 Total (n = 7) (n = 3) (n = 4) (n = 4) (n = 6) (n = 5) (n = 7) (n = 36) Age (years), median 64.0 48.0 64.0 70.0 63.5 59.0 67.0 62.0 (min, max) (39, 91) (27, 77) (55, 74) (50, 77) (51, 71) (55 ,63) (46, 74) (27, 91) Female 4 (57.1) 2 (66.7) 3 (75.0) 3 (75.0) 4 (66.7) 4 (80.0) 3 (42.9) 23 (63.9) Race White 6 (85.7) 3 (100) 4 (100) 3 (75.0) 4 (66.7) 5 (100) 6 (85.7) 31 (86.1) Black or African American 0 0 0 0 1 (16.7) 0 0 1 (2.8) Other 1 (14.3) 0 0 1 (25.0) 1 (16.7) 0 1 (14.3) 4 (11.1) Previous regimens, 7.0 2.0 3.5 5.5 3.5 5.0 3.5 4.0 median (min, max) (2, 8) (1, 7) (3, 7) (2, 6) (2, 5) (3, 8) (1, 7) (1, 8) Except Max, maximum; where indicated, min; minimum. values are n (%). Table 6. Types of cancers Total (n = 36) Colorectal cancer 8 (22) Pancreatic cancer 5 (14) Ovarian cancer 4 (11) Prostate 3 (8) Leiomyosarcoma 2 (6) Liver cancer 2 (6) Uterine cancer 2 (6) Othera 10 (28) All values n (%). aAnal cancer, breast cancer, chondrosarcoma, endometrial, gastroesophageal junction, melanoma, uveal melanoma, synovial sarcoma, non-small cell lung cancer, thymus. Safety Most treatment-emergent adverse events (TEAEs) regardless of relatedness were grade 1 or 2 (Table 7) Common (10%) related TEAEs were fatigue (16.7%), diarrhea (11.1%), and nausea (11.1%) Grade 3 related TEAEs occurred in 4 patients (grade 3 aspartate aminotransferase [AST] increased, grade 4 lipase increased, grade 3 amylase increased, and grade 3 colitis) Serious adverse events were reported in 17 patients; none of which were related to DCC- 3014 Table 7. Common (10%) TEAEs regardless of relatedness Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Cohort 7 Total (n = 7) (n = 3) (n = 4) (n = 4) (n = 6) (n = 5) (n = 7) (n = 36) Any Grade 3 Any Grade 3 Any Grade 3 Any Grade 3 Any Grade 3 Any Grade 3 Any Grade 3 Any Grade 3 Constipation 3 (42.9) 0 2 (66.7) 0 2 (50.0) 0 1 (25.0) 0 2 (33.3) 0 1 (20.0) 0 2 (28.6) 0 13 (36.1) 0 Vomiting 3 (42.9) 0 0 0 1 (25.0) 0 1 (25.0) 0 3 (50.0) 1 (16.7) 3 (60.0) 1 (20.0) 1 (14.3) 0 12 (33.3) 2 (5.6) Diarrhea 3 (42.9) 0 0 0 2 (50.0) 0 0 0 4 (66.7) 0 1 (20.0) 0 0 0 10 (27.8) 0 Nausea 1 (14.3) 0 0 0 3 (75.0) 0 1 (25.0) 0 3 (50.0) 0 2 (40.0) 0 0 0 10 (27.8) 0 Decreased appetite 3 (42.9) 0 0 0 1 (25.0) 0 1 (25.0) 0 1 (16.7) 0 2 (40.0) 1 (20.0) 1 (14.3) 0 9 (25.0) 1 (2.8) Dyspnea 4 (57.1) 0 0 0 0 0 2 (50.0) 0 1 (16.7) 0 0 0 1 (14.3) 0 8 (22.2) 0 Fatigue 0 0 1 (33.3) 0 1 (25.0) 0 1 (25.0) 1 (25.0) 2 (33.3) 0 2 (40.0) 1 (20.0) 1 (14.3) 0 8 (22.2) 2 (5.6) Abdominal pain 2 (28.6) 1 (14.3) 2 (66.7) 1 (33.3) 0 0 1 (25.0) 1 (25.0) 1 (16.7) 0 1 (20.0) 0 0 0 7 (19.4) 3 (8.3) Dehydration 1 (14.3) 0 0 0 1 (25.0) 0 1 (25.0) 0 1 (16.7) 0 2 (40.0) 0 1 (14.3) 0 7 (19.4) 0 Pyrexia 1 (14.3) 0 1 (33.3) 0 1 (25.0) 0 1 (25.0) 0 1 (16.7) 0 1 (20.0) 0 0 0 6 (16.7) 0 Anemia 1 (14.3) 0 0 0 0 0 1 (25.0) 1 (25.0) 1 (16.7) 0 2 (40.0) 0 0 0 5 (13.9) 1 (2.8) Arthralgia 1 (14.3) 0 1 (33.3) 0 0 0 0 0 2 (33.3) 0 0 0 1 (14.3) 1 (14.3) 5 (13.9) 1 (2.8) AST increased 3 (42.9) 1 (14.3) 0 0 0 0 0 0 0 0 1 (20.0) 0 1 (14.3) 0 5 (13.9) 1 (2.8) Asthenia 2 (28.6) 0 0 0 0 0 0 0 1 (16.7) 0 2 (40.0) 0 0 0 5 (13.9) 0 Back pain 2 (28.6) 0 0 0 0 0 0 0 1 (16.7) 0 1 (20.0) 0 1 (14.3) 0 5 (13.9) 0 Pain in extremity 1 (14.3) 0 0 0 0 0 0 0 2 (33.3) 0 0 0 2 (28.6) 0 5 (13.9) 0 Abdominal distension 1 (14.3) 0 0 0 0 0 0 0 2 (33.3) 0 1 (20.0) 0 0 0 4 (11.1) 0 Blood CPK increase 1 (14.3) 0 0 0 0 0 0 0 0 0 1 (20.0) 0 2 (28.6) 0 4 (11.1) 0 Cough 3 (42.9) 0 0 0 0 0 0 0 0 0 0 0 1 (14.3) 0 4 (11.1) 0 Depression 2 (28.6) 0 1 (33.3) 0 0 0 0 0 0 0 1 (20.0) 0 0 0 4 (11.1) 0 Dyspepsia 0 0 0 0 0 0 1 (25.0) 0 1 (16.7) 0 1 (20.0) 0 1 (14.3) 0 4 (11.1) 0 Hypokalemia 2 (28.6) 0 0 0 0 0 0 0 0 0 1 (20.0) 1 (20.0) 1 (14.3) 0 4 (11.1) 1 (2.8) Insomnia 2 (28.6) 0 0 0 0 0 0 0 1 (16.7) 0 0 0 1 (14.3) 0 4 (11.1) 0 Edema peripheral 0 0 1 (33.3) 0 0 0 1 (25.0) 0 0 0 1 (20.0) 0 1 (14.3) 0 4 (11.1) 0 Periorbital edema 0 0 0 0 1 (25) 0 0 0 2 (33.3) 0 0 0 1 (14.3) 0 4 (11.1) 0 Urinary tract infection 2 (28.6) 0 0 0 0 0 1 (25) 0 1 (16.7) 0 0 0 0 0 4 (11.1) 0 AST, aspartate aminotransferase; CPK, creatine phosphokinase; TEAE, treatment-emergent adverse events. There were 2 dose-limiting toxicities (DLTs) in the first cohort (10 mg QD): grade 4 lipase increased and grade 3 hypocalcemia Both DLTs could be explained by the mechanism of action of DCC-3014; therefore, any grade of asymptomatic serum enzyme elevation (except for Hy’s law cases) and grade 3 hypocalcemia were excluded from DLTs for evaluation of subsequent cohorts Dose density of Cohort 2 (a total dose given in Cycle 1) was lowered from that of Cohort 1 (Table 1) and then subsequently increased No further DLTs were reported in the other cohorts Increases in alanine transaminase (ALT) and AST are considered as the mechanism of action of DCC-3014 Preliminary antitumor activity The overall median treatment duration was 36 days There were 5 patients with a best response of stable disease (2 with colorectal cancer and 1 each with prostate cancer, thymoma, and uveal melanoma) Pharmacokinetics and pharmacodynamics DCC-3014 exposure appears approximately dose proportional (Table 8 and Figure 2) Table cohort 8. DCC-3014 geometric mean PK parameters on C2D1 by
Cohort n Dose C (ng/mL) AUC (h*ng/mL) C (ng/mL)
max 0-8 trough
QD Cohort 1 5 10 mg QD 767a 4510a 447
QD Cohort 7 3 20 mg QD 1250 7980 1040
Twice a week Cohort 2 3 10 mg twice a week 149 1030 122
Twice a week Cohort 4 3 20 mg twice a week 642 4300 441
Twice a week Cohort 5 3 30 mg twice a week 953 5420 574
Twice a week Cohort 6 3 40 mg twice a week 1150 7290 570
Once a week Cohort 3 2 20 mg once a week 530 3380 205
an = 3. AUC , area under the concentration curve from 0 to 8 hours postdose; C2D1, cycle 2 day 1; C , maximum concentration; C , trough concentration; 0-8 PK, pharmacokinetic; QD, once daily. max trough DCC-3014 treatment caused a rise in plasma CSF1 and IL-34 that was drug concentration dependent, a rapid and sustained reduction of CD16+ monocytes that was dose dependent, as well as a reduction in CD163+ macrophages in tumors (Figures 3–5) Figure 3. Changes in levels of circulating A) CSF1 and B) IL-34 in plasma 100000 100000 100000 (pg/ml), 10000 10000 10000 SD concentration± mean plasma 1000 1000 1000 CSF1 100 100 100 C1D1 C1D15 C2D1 C1D1 C1D15 C2D1 C1D1 C1D15 C2D1 B) 10000 Visit 10000 Visit 10000 Visit 1000 (pg/ml), 1000 1000 SD 100 ± 100 concentration 100 mean 10 plasma 10 10 IL34 1 0.1 1 1 C1D1 C1D15 C2D1 C1D1 C1D15 C2D1 C1D1 C1D15 C2D1 Visit Visit Visit 10 mg QD 20 mg QD 10 mg twice a week 20 mg twice a week 20 mg once a week 30 mg twice a week 40 mg twice a week Levels Day 15, of and CSF1 Cycle and 2 IL-34 Day 1. in plasma were determined by standard ELISA. Plasma samples were collected from patients on Cycle 1 Day 1, Cycle 1 C, cycle; CSF1, colony stimulating factor 1; D, day; IL-34, interleukin 34; QD, once daily; SD, standard deviation. Figure 4. Changes in levels of whole blood CD16+ monocytes 50 50 50 SD monocyte± 0 0 0 mean CD16+ in changebaseline, -50 -50 -50 %from -100 -100 -100 C1D1 C1D15 C2D1 C1D1 C1D15 C2D1 C1D1 C1D15 C2D1 Visit Visit Visit 10 mg QD 20 mg QD 10 mg twice a week 20 mg twice a week 20 mg once a week 30 mg twice a week 40 mg twice a week Levels and Cycle of CD16+ 2 Day 1. monocytes were assessed by flow cytometry. Whole blood samples were collected from patients on Cycle 1 Day 1, Cycle 1 Day 15, C, cycle; D, day; QD, once daily; SD, standard deviation. Figure 5. Changes in levels of CD163+ macrophages in tumors 0 Patient with Patient with Pancreatic Cancer Colon Cancer baseline -20 cells) -40 from -60 (CD163+ 200 µm Baseline 200 µm Baseline %Change -80 -100 k k k k k D e e e e e Q e e e e e w w w w w g a a a a a m e e e e e 0 i c c i c i c i c 2 w n w w w t o t t t g g g g g m m m m m 0 0 0 0 0 1 2 2 3 4 200 µm C2D15 200 µm C2D15 Changes were processed in CD163+ for IHC macrophage analysis of populations CD163 (10D6) were. Whole assessed tissue in paired image tumor was analyzed biopsies by taken using at the screening Flagship and cTA at platform Cycle 2 Day to quantify 15 (C2D15) CD163. . Samples Pathologist C2D15, cycle reviewed 2 day 15; and QD, approved once daily. final analysis results as stratified representation of positivity of a population of cells in the tissue. CONCLUSIONS Dose-escalation evaluation is ongoing to determine the recommended phase 2 dose for advanced solid tumors and diffuse-type TGCT In this study, DCC-3014 was generally well tolerated in patients with advanced solid tumors Exposure to DCC-3014 was dose proportional and was associated with an increase in plasma CSF1 and IL-34 in plasma; and a rapid, sustained reduction of CD16+ monocytes in peripheral blood, and substantial decreases in CD163+ macrophages in tumor These results support further evaluation of DCC-3014 in advanced solid tumors as single agent or in combination, as well as in diffuse-type TGCT The preliminary results from initial diffuse-type TGCT patients will be presented at Connective Tissue Oncology Society Annual Meeting (Abstract #3241734, November 13–16, 2019, Tokyo, Japan) Presented at the AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics; Boston, MA; October 26–30, 2019 Acknowledgments This study was sponsored by Deciphera, LLC. Medical writing and editorial support were provided by Nicole Seneca, PhD; and Stefan Kolata, PhD, of AlphaBioCom, LLC (King of Prussia, PA). References AACR 1) Lin Y, Annual et al. J Meeting; Hematol April Oncol. 16–20, 2019; 2016; 12:76; New 2) Orleans, Cannarile LA. MA, et al. J Immunother Cancer. 2017; 5:53; 3) Patsialou A, et al. Cancer Res. 2009; 69:9498-506; 4) Droin N, et al. J Leukoc Biol. 2010; 87:745-7; 5) Smith BD, et al.